                             CONTRACT SPECIFICATIONS

CONTRACT NUMBER                                       [79-7900-123456]
OWNER/ANNUITANT                                       [John J. Doe, Owner]
                                                      [Mary J. Doe, Annuitant]
AGE OF OWNER                                          [35]
AGE OF ANNUITANT                                      [35]
DATE OF COVERAGE                                      [June 21, 1998]
COVERED PERSON                                        [Owner, unless otherwise indicated]
CONTRACT ANNIVERSARY DATE                             [June 21, 1999]
INITIAL PURCHASE PAYMENT                              [$100,000]
MINIMUM INITIAL PURCHASE PAYMENT                      [$10,000]
MINIMUM ADDITIONAL PAYMENT                            [$ 1,000]
MAXIMUM PURCHASE PAYMENT                              [Any purchase payment that would NOT cause
(WITHOUT PRIOR APPROVAL OF THE COMPANY)               Account Value to exceed $1,000,000]

PURCHASE PAYMENT INTEREST                             OPTION A:
[During first Account Year]                           [2% of any Net Payment]
[Each Five Year Anniversary]                          [2% of Owner's Account Value]
                     OR                               OPTION B:
[Principal is less than $100,000]                     [3% of each Purchase Payment
[Principal is equal to or greater than $100,000 and   [4% of each Purchase Payment]
less than $500,000]                                   [5% of each Purchase Payment]
[Principal is equal to or greater than $500,000]      [Any Principal that received 3% or 4% during
                                                      the first Account Year may be credited with an
                                                      additional 1% or 2% interest if Principal
                                                      equals or exceeds $100,000 or $500,000, as applicable,
                                                      on the first Account Anniversary]

BENEFICIARY (RELATIONSHIP)                            [Susan J. Doe (Daughter)]
ANNUITY COMMENCEMENT DATE                             [July 1, 2050]
ANNUITY OPTION                                        [Deferred]
      Minimum Annuity Purchase Amount                 [$5,000]
      Minimum Initial Annuity Payment Amount          [$50]
      Account Fee After Annuity Commencement Date     [$35]
ACCOUNT FEE                                           [$35]
MAXIMUM ACCOUNT FEE                                   [$50]
MINIMUM ACCOUNT VALUE FOR WAIVER OF ACCOUNT FEE       [$100,000]
WITHDRAWAL CHARGES                                    Number of Complete            Withdrawal
                                                      Account Years From time       Charges
                                                      of Payment
                                                      ------------------------      -------------------
                                                      [0-1                            8%
                                                       2-3                            7%
                                                       4                              6%
                                                       5                              5%
                                                       6                              4%
                                                       7+                             0%]

INITIAL GUARANTEE PERIODS(S)                          ["1-10 Year" or "Non-Elected"]
GUARANTEED INTEREST RATE                              ["1YR-4.5%, "3YR-5.6%" or "N/A"]
      Minimum Guarantee Period Amount                 [$1,000]
      Minimum Guarantee Interest Rate                 [3%]
      Market Value Adjustment ("b" Factor)            [0%]                Maximum 0.25%

CURRENT FEE PER TRANSFER                              [$0]
      Maximum Fee Per Transfer                        [$25]
      Maximum Number of Transfers per Year            [12]
      Minimum Transfer Amount                         [$1,000]
      Minimum Remaining in Sub-Account after          [$1,000]
      Transfer
ANNUAL ASSET CHARGE                                   [1.45%] or [1.60%] or [1.70%] or [1.85%]
                                                      [1.45% after Annuity Commencement Date]


ANNUAL ASSET CHARGE                                   [1.45%] or [1.60%] or [1.70%] or [1.85%]
                                                      [1.45% after Annuity Commencement Date]
BASIC DEATH BENEFIT                                   [The greatest of 1,2 or 3 shown in the
                                                      "Amount of Death Benefit" Provision]
OPTIONAL DEATH BENEFIT (S)

                                                      [None]

[EARNINGS ENHANCEMENT BENEFIT ("EEB")]                [The Basic Death Benefit plus

                                                      - If the Covered Person is
                                                        69 or younger on the
                                                        Contract Date, 40% of the
                                                        Accumulation Account
                                                        Value minus adjusted
                                                        Purchase Payments, up to
                                                        an amount no greater than
                                                        40% of adjusted Purchase
                                                        Payments,
                                                                  Or
                                                      - If the Covered Person is
                                                        between 70 and 79 years
                                                        old on the Contract Date,
                                                        25% of the Accumulation
                                                        Account Value minus
                                                        adjusted Purchase
                                                        Payments, up to an amount
                                                        no greater than 25% of
                                                        adjusted Purchase Payments

[WHAT ARE ADJUSTED PURCHASE PAYMENTS?"]                 Adjusted Purchase Payments
                                                        are Net purchase payments
                                                        that have been
                                                        proportionally reduced by a
                                                        partial withdrawal as
                                                        explained in the "Amount of
                                                        Death Benefit" provision.

                                                                  [and]

                                                      [The greater of the Basic
[MAXIMUM ANNIVERSARY ACCOUNT VALUE                    Death Benefit and the
BENEFIT("MAV")]                                       highest Accumulation
                                                      Account Value on any
                                                      Contract Anniversary prior
                                                      to the Covered Person's
                                                      81st birthday, adjusted for
                                                      any subsequent Purchase
                                                      Payments and Partial
                                                      Withdrawals and Charges
                                                      made between such Account
                                                      Anniversary and the Death
                                                      Benefit Date.]

                                                                  [and]

                                                      [The greater of the Basic
                                                      Death Benefit and your
                                                      total purchase payments
                                                      plus interest accrued as
[5% PREMIUM ROLL UP BENEFIT ("5% ROLL UP")]           follows:

                                                      - Interest will accrue on
                                                        Purchase Payments
                                                        allocated to and
                                                        transfers to the Variable
                                                        Account while they remain
                                                        in the Variable Account
                                                        at 5% per year until the
                                                        first day of the month
                                                        following the Covered
                                                        Person's 80th birthday or
                                                        until the Purchase Payment
                                                        or amount Transferred has
                                                        doubled inamount, whichever
                                                        is earlier]

                                                      [MAV AND 5% ROLL UP:
[HOW WILL THE BENEFITS OFFERED BY
THESE RIDERS BE CALCULATED                            The death benefit will equal the greater of
IF MORE THAN ONE IS ELECTED?]                         the following values:
                                                      -     Maximum Account Anniversary Value
                                                            Benefit
                                                      -     5% Premium Roll up Benefit]

                                                      [MAV AND EEB:

                                                      The death benefit will
                                                      equal of the Maximum

                                                      Account Anniversary Value
                                                      Benefit plus:

                                                      - If the Covered Person is
                                                        69 or younger on the Date
                                                        of Coverage, 40% of the
                                                        excess of the
                                                        Accumulation Account
                                                        Value over the adjusted
                                                        Purchase Payments, up to
                                                        an amount no greater than
                                                        40% of adjusted Purchase
                                                        Payments.

                                                      - If the Covered Person is
                                                        between 70 and 79 years
                                                        old on the Date of
                                                        Coverage, 25% of the
                                                        excess of the
                                                        Accumulation Account
                                                        Value over the adjusted
                                                        Purchase Payments, up to
                                                        an amount no greater than
                                                        25% of adjusted Purchase
                                                        Payments.]

                                                      [5% PREMIUM ROLL UP AND EEB:

                                                      The death benefit will equal the 5% Premium
                                                      Roll up Benefit plus

                                                      - If the Covered Person is
                                                        69 or younger on the Date
                                                        of Coverage, 40% of the
                                                        excess of the
                                                        Accumulation Account
                                                        Value over the adjusted
                                                        Purchase Payments, up to
                                                        an amount no greater than
                                                        40% of adjusted Purchase
                                                        Payments.
                                                                  OR
                                                      - If the Covered Person is
                                                        between 70 and 79 years
                                                        old on the Date of
                                                        Coverage, 25% of the
                                                        excess of the
                                                        Accumulation Account
                                                        Value over the adjusted
                                                        Purchase Payments, up to
                                                        an amount no greater than
                                                        25% of adjusted Purchase
                                                        Payments.]

                                                      [MAV, 5%  ROLL UP AND EEB:

                                                      The death benefit will
                                                      equal the greater of:
                                                      -     Maximum Account Anniversary Value
                                                            Benefit
                                                      -     5% Premium Roll up Benefit
                                                                 PLUS
                                                      -     If the Covered Person is 69 or younger
                                                            on the Date of Coverage,
                                                            40% of the excess of the
                                                            Accumulation Account
                                                            Value over the adjusted
                                                            Purchase Payments, up to
                                                            an amount no greater than
                                                            40% of adjusted Purchase
                                                            Payments.
                                                                  Or
                                                      -     If the Covered Person is
                                                            between 70 and 79 years
                                                            old on the Date of
                                                            Coverage, 25% of the
                                                            excess of the
                                                            Accumulation Account
                                                            Value over the adjusted
                                                            Purchase Payments, up to
                                                            an amount no greater than
                                                            25% of adjusted Purchase
                                                            Payments.]

[EARNINGS ENHANCEMENT PLUS BENEFIT ("EEB PLUS")]      [The Basic Death Benefit plus

                                                      -     If the Covered Person is
                                                            69 or younger on the Date
                                                            of Coverage, 40% of the
                                                            Accumulation Account
                                                            Value minus adjusted
                                                            Purchase Payments, up to
                                                            an amount no greater than
                                                            100% of adjusted Purchase
                                                            Payments*.,
                                                                  or
                                                      -     If the Covered Person is
                                                            between 70 and 79 years
                                                            old on the Date of
                                                            Coverage, 25% of the
                                                            Accumulation Account
                                                            Value minus adjusted

                                                        Purchase Payments up to
                                                        an amount no greater than
                                                        40% of adjusted Purchase
                                                        Payments*

[WHAT ARE ADJUSTED PURCHASE PAYMENTS?]                Adjusted Purchase Payments are
                                                      Net purchase payments that have
                                                      been proportionally reduced by
                                                      a partial withdrawal as explained
                                                      in the "Amount of Death Benefit"
                                                      provision.

                                                        *(After the seventh
                                                        Contract Anniversary, in
                                                        determining 100% or 40%
                                                        of adjusted Purchase
                                                        Payments, any purchase
                                                        payment made within 12
                                                        months prior to the date
                                                        of death will be
                                                        deducted from the
                                                        adjusted Purchase
                                                        Payment calculation).]

[EARNINGS ENHANCEMENT BENEFIT PLUS                    [The greater of the Basic
MAXIMUM ACCOUNT ANNIVERSARY VALUE BENEFIT             Death Benefit and the
("EEB PLUS MAV")]                                     highest Accumulation
                                                      Account Value on any
                                                      Contract Anniversary prior
                                                      to the Covered Person's
                                                      81st birthday, adjusted for
                                                      any subsequent Purchase
                                                      Payments and Partial
                                                      Withdrawals and Charges
                                                      made between such Account
                                                      Anniversary and the Death
                                                      Benefit Date "Maximum
                                                      Account Anniversary Value
                                                      Benefit"
                                                                plus

                                                      If the Covered Person is 69 or younger on
                                                      the  Date of Coverage, 40% of the "Maximum
                                                      Account Anniversary Value Benefit"over
                                                      adjusted Purchase Payments, up to an amount
                                                      no greater than 100% of adjusted Purchase
                                                      Payments*
                                                                  Or
                                                      - If the Covered Person is
                                                        between 70 and 79 years
                                                        old on the Date of
                                                        Coverage, 25% of the
                                                        "Maximum Account
                                                        Anniversary Value" minus
                                                        adjusted Purchase
                                                        Payments up to an amount
                                                        no greater than 40% of
                                                        adjusted Purchase
                                                        Payments *,

[WHAT ARE ADJUSTED PURCHASE PAYMENTS?]                Adjusted Purchase Payments
                                                      are Net purchase  payments
                                                      that have been proportionally
                                                      reduced by a partial withdrawal
                                                      as explained in the "Amount of
                                                      Death Benefit" provision

                                                        *(After the seventh
                                                        Contract Anniversary, in
                                                        determining 100% or 40%
                                                        of adjusted Purchase
                                                        Payments, any purchase
                                                        payment made within 12
                                                        months prior to the date
                                                        of death will be
                                                        deducted from the
                                                        adjsuted Purchase
                                                        Payment calculation).]

[EARNINGS ENHANCEMENT PLUS BENEFIT PLUS 5% ROLL UP    [The greater of the Basic
BENEFIT ("EEB PLUS 5% ROLL UP")]                      Death Benefit and your
                                                      total purchase payments
                                                      plus interest accrued as
                                                      follows:
                                                      -     Interest will
                                                            accrue on Purchase
                                                            Payments allocated to and
                                                            transfers to the Variable
                                                            Account while they remain
                                                            in the Variable Account
                                                            at 5% per year until the
                                                            first day of the month
                                                            following the Covered
                                                            Person's 80th birthday or
                                                            until the Purchase
                                                            Payment or Amount
                                                            Transferred has doubled
                                                            in amount, whichever is
                                                            earlier "5% Premium Roll
                                                            Up Benefit"
                                                                  Plus

                                                      -     If the Covered Person is 69 or younger
                                                            on the  Date of Coverage, 40% of the excess
                                                            of the 5%  Roll up benefit over adjusted
                                                            Purchase Payments, up to an amount no
                                                            greater than 100% of adjusted Purchase
                                                            Payments*
                                                                  Or
                                                      -     If the Covered Person is
                                                            between 70 and 79 years
                                                            old on the Date of
                                                            Coverage, 25% of the
                                                            excess of the 5% Premium
                                                            Roll up Benefit over
                                                            adjusted Purchase
                                                            Payments, up to an amount
                                                            no greater than 40% of
                                                            adjusted Purchase
                                                            Payments *,

[WHAT ARE ADJUSTED PURCHASE PAYMENTS?]
                                                      Adjusted Purchase Payments are
                                                      Net purchase payments that have
                                                      been proportionally reduced
                                                      by a partial withdrawal as
                                                      explained in the "Amount of
                                                      Death Benefit" provision

                                                        *(After the seventh
                                                        Contract Anniversary, in
                                                        determining 100% or 40%
                                                        of adjusted Purchase
                                                        Payments, any purchase
                                                        payment made within 12
                                                        months prior to the date
                                                        of death will be
                                                        deducted from the
                                                        adjusted Purchase
                                                        Payment calculation).]

[WHAT BENEFIT IS PAYABLE UNDER ANY OPTIONAL DEATH
BENEFIT IN THE EVENT THE COVERED PERSON'S SPOUSE      [If the spouse of the
CHOOSES TO CONTINUE THE CONTRACT AFTER THE COVERED    Covered Person chooses to
PERSON'S DEATH?]                                      continue this Contract
                                                      after the Covered Person's
                                                      death, the amount payable
                                                      under this Rider will be
                                                      credited to the
                                                      Accumulation Account Value
                                                      as of the Death Benefit
                                                      Date. Thereafter, the Rider
                                                      will continue in force and
                                                      be payable upon the
                                                      spouse's death. For
                                                      purposes of calculating
                                                      this benefit upon the
                                                      spouse's death, the
                                                      Accumulation Account Value
                                                      on the Covered Person's
                                                      Death Benefit Date
                                                      (inclusive of any Death
                                                      Benefit Amount increases)
                                                      will be considered the
                                                      Initial Net Purchase
                                                      Payment. If a benefit is
                                                      payable on the spouse's
                                                      Death Benefit Date, the
                                                      Death Benefit Amount will
                                                      be based on the spouse's
                                                      age on the Date of
                                                      Coverage.]


AVAILABLE FUND OPTIONS:


[               ]